UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2010
ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01- Financial Statements and Exhibits
SIGNATURES
EX-99.1

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
     The information about Aspen Insurance Holdings Limited (the “Company”) described in the slides attached to this report as Exhibit 99.1 will be presented by the Chief Executive Officer and the Chief Financial Officer of the Company at the Bank of America Merrill Lynch Insurance Investor Conference on February 24, 2010 and the Annual Association of Insurance and Financial Analysts (“AIFA”) Conference on March 2, 2010. The attached slides will be presented by the Chief Executive Officer and Chief Financial Officer of the Company to various investors starting February 24, 2010 and throughout the months of February and March. The Company furnishes the attached presentation which includes general information about the Company, its 2009 results, industry challenges and the Company’s approach.
Safe Harbor for Forward-Looking Statements
     Some of the statements in Exhibit 99.1 include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” “estimate,” “may,” “guidance,” “continue,” and similar statements of a future or forward-looking nature identify forward-looking statements in Exhibit 99.1 for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
     All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. See slide 2 of the attached presentation on Exhibit 99.1 for such factors as well as our Annual Report on Form 10-K filed with the SEC.
     Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Section 9. Financial Statements and Exhibits
Item 9.01- Financial Statements and Exhibits
     (d) The following exhibit is furnished under Item 7.01 as part of this report:
99.1	Slides from presentation by management at the Bank of America Merrill Lynch Insurance Investor Conference, February 24, 2010 and the AIFA Conference, March 2, 2010.
     The information furnished under Item 7.01 “Regulation FD Disclosure” shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)
Dated: February 24, 2010	By:	/s/ Richard Houghton
	Name:	Richard Houghton
	Title:	Chief Financial Officer

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